     As filed with the Securities and Exchange Commission on May 7, 1998.

                                                Registration No. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             --------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             --------------------

                          AMERICAN GENERAL CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          TEXAS                                         74-0483432
(State of Incorporation)                             (I.R.S. Employer
                                                    Identification No.)


  2929 ALLEN PARKWAY, HOUSTON, TEXAS                      77019
(Address of Principal Executive Offices)                (Zip Code)

                             --------------------

                          AMERICAN GENERAL CORPORATION
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)

                               MARK S. BERG, ESQ.
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                                 (713) 522-1111
           (Name, Address, and Telephone Number (including Area Code)
                             of Agent for Service)

                        CALCULATION OF REGISTRATION FEE

========================================================================================
                                                   Proposed     Proposed
           Title of                  Amount        Maximum      Maximum
          Securities                 to be         Offering    Aggregate     Amount of
            to be                  Registered     Price Per     Offering    Registration
          Registered                              Share (1)      Price          Fee
----------------------------------------------------------------------------------------
Common Stock, par value $.50    5,000,000 shares   $66.8125   $334,062,500      $104,395
========================================================================================

(1) Estimated pursuant to Rule 457 solely for the purpose of calculating the registration fee, based upon the average of the high and low prices of the Common Stock for May 1, 1998, as published in The Wall Street Journal New York Stock Exchange Composite Transactions Listing.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS



     The documents containing the information specified in this Part I will be sent or given to employees of the Registrant who are eligible to participate in the American General Corporation Employee Stock Purchase Plan (the "Plan") as specified by Rule 428(b)(1) under the Securities Act of 1933, as amended ("Securities Act").

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

  This registration statement incorporates herein by reference the following documents which have been filed (File No. 1-7981) with the Securities and Exchange Commission (the "Commission") by American General Corporation (the "Registrant") pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"):


1. The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

2. The Registrant's Proxy Statement relating to the Registrant's 1998 annual meeting of shareholders.

3. The Registrant's Current Reports on Form 8-K dated January 26, January 27, February 18 and February 25, 1998.

4. The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-B dated June 25, 1980, as amended by Amendment No. 1 on Form 8 dated December 22, 1983.

5. The description of the Registrant's Preferred Share Purchase Rights contained in the Registration Statement on Form 8-A dated July 31, 1989, as amended by Amendment No. 1 on Form 8 dated August 7, 1989.

6. All documents subsequently filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, and prior to the termination of the offering of the securities offered hereby.

  Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4.  DESCRIPTION OF SECURITIES.

  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.

  The validity of the shares of the Registrant's common stock, par value $.50 per share ("Common Stock"), issuable pursuant to the Plan has been passed upon by Susan A. Jacobs, who is Senior Vice President, Deputy General Counsel and Corporate Secretary of the Registrant. Presently, Ms. Jacobs does not beneficially own, nor does she have any options to purchase, shares of Common Stock that are issuable pursuant to the Plan; however, she may be a future participant in the Plan.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS.

  Article 2.02-1 of the Texas Business Corporation Act contains detailed provisions with respect to indemnification of directors and officers of a Texas corporation against reasonable expenses actually incurred in connection with certain legal proceedings.

   Article VI of the Registrant's Bylaws sets forth certain rights of the Registrant's officers and directors to indemnification. The Registrant's Bylaws, as in effect on the date hereof, are incorporated by reference herein as
Exhibit 4.3.

  The Registrant's Restated Articles of Incorporation provide that, with certain specified exceptions, a director of the Registrant will not be liable to the corporation for monetary damages for an act or omission in the director's capacity as a director. Reference is made to the Registrant's Restated Articles of Incorporation filed as Exhibit 4.1 hereto.

  The Registrant has placed in effect insurance coverage which purports (a) to insure it against certain costs of indemnification which may be incurred by it pursuant to the aforementioned bylaw provisions or otherwise, and (b) to insure the officers and directors of the Registrant and of specified subsidiaries against certain liabilities incurred by them in the discharge of their functions as officers and directors except for liabilities arising from their own malfeasance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.

  Not applicable.

ITEM 8.  EXHIBITS.

  The following documents are filed as a part of this registration statement or incorporated by reference herein:

Exhibit
Number                     Description
-------                    -----------

 4.1 Restated Articles of Incorporation of the Registrant (including Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration Statement No. 33-33115 filed by the Registrant).

*4.2 Articles of Amendment to the Restated Articles of Incorporation of the Registrant.

 4.3 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

 4.4 Statement of Resolution Establishing Series of Shares of Series A Cumulative Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(b) to Registration Statement No. 333-00513 filed by the Registrant).

 4.5 Form of Statement of Resolutions Establishing Series of Shares of 7% Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(d) to Registration Statement No. 333-00513 filed by the Registrant).

 4.6 Specimen Stock Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4 to Form 8-B filed by the Registrant on June 26, 1980).

 4.7 Junior Subordinated Indenture, dated as of May 15, 1995, between the Registrant and Chemical Bank, as Trustee, relating to the Registrant's 6% Series A Convertible Junior Subordinated Debentures (incorporated by reference to Exhibit 4(g) to Registration Statement No. 333-00513 filed by the Registrant).

 4.8 Rights Agreement dated as of July 27, 1989, as amended by the First Amendment thereto dated as of October 26, 1992, by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, and to Exhibit 19 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992, respectively).

 4.9 Terms of the 6% Convertible Monthly Income Preferred Securities, Series A, of American General Delaware, L.L.C. (incorporated by reference to
       Exhibit 4(i) to Registration Statement No. 333-00513 filed by the Registrant).

Exhibit
Number                     Description
-------                    -----------

 4.10 Guarantee of the Registrant with respect to the 6% Convertible Monthly Income Preferred Securities, Series A, of American General Delaware, L.L.C. (incorporated by reference to Exhibit 4(j) to Registration Statement No. 333-00513 filed by the Registrant).

 4.11 Resolutions Establishing the Registrant's 6% Series A Convertible Junior Subordinated Debentures (incorporated by reference to Exhibit 4(k) to Registration Statement No. 333-00513 filed by the Registrant).

*5 Opinion of Susan A. Jacobs, Deputy General Counsel of the Registrant.

*23.1 Consent of Susan A. Jacobs, Deputy General Counsel of American General (contained in opinion in Exhibit 5).

*23.2  Consent of Ernst & Young L.L.P., Independent Auditors.

*24 Powers of Attorney (included on the signature page of this registration statement).

----------------
* Filed Herewith


ITEM 9.  UNDERTAKINGS

  The undersigned Registrant hereby undertakes:

     (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

       (i) To include any prospectus required by section 10(a)(3) of the Securities Act;

       (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

       (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

  provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the bylaws and other provisions summarized in Item 6 above, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                               POWER OF ATTORNEY

  Each person whose signature appears below in the capacity of an officer or director of the Registrant hereby appoints Jon P. Newton, Mark S. Berg and Ellen
H. Masterson and each of them, each one of whom may act without the joinder of the other, as his/her attorney-in-fact, with full power of substitution and resubstitution, to sign on his/her behalf and in the capacity stated below and to file all post-effective amendments to this Registration Statement, which amendment or amendments may make such changes and additions in this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, as of May 6, 1998.

                         AMERICAN GENERAL CORPORATION


                         By:  /s/ ELLEN H. MASTERSON
                              -----------------------
                              Name: Ellen H. Masterson
                              Title: Senior Vice President and
                                     Chief Financial Officer

     Pursuant to the requirement of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities and on the date indicated.


     Signature                                  Title                                            Date
     ---------                                  -----                                            ----
/s/ ROBERT M. DEVLIN               Chairman, Chief Executive Officer                           May 6, 1998
--------------------               and Director (Principal Executive Officer)
   (Robert M. Devlin)

/s/ ELLEN H. MASTERSON             Senior Vice President and Chief Financial Officer           May 6, 1998
----------------------             (Principal Financial Officer)
   (Ellen H. Masterson)

/s/ PAMELA J. PENNY                Vice President and Controller                               May 6, 1998
-------------------                (Principal Accounting Officer)
  (Pamela J. Penny)

/s/ J. EVANS ATTWELL               Director                                                    May 6, 1998
--------------------
   (J. Evans Attwell)


     Signature                                  Title                                            Date
     ---------                                  -----                                            ----
/s/ BRADY F. CARRUTH               Director                                                    May 6, 1998
--------------------
  (Brady F. Carruth)

/s/ JAMES S. D'AGOSTINO, JR.       Director                                                    May 6, 1998
----------------------------
  (James S. D'Agostino, Jr.)

/s/ W. LIPSCOMB DAVIS, JR.         Director                                                    May 6, 1998
--------------------------
  (W. Lipscomb Davis, Jr.)

/s/ LARRY D. HORNER                Director                                                    May 6, 1998
----------------------------
  (Larry D. Horner)

/s/ RICHARD J. V. JOHNSON          Director                                                    May 6, 1998
-------------------------
  (Richard J.V. Johnson)

/s/ MICHAEL E. MURPHY              Director                                                    May 6, 1998
----------------------
  (Michael E. Murphy)

/s/ JON P. NEWTON                  Director                                                    May 6, 1998
-----------------
  (Jon P. Newton)

/s/ ROBERT E. SMITTCAMP            Director                                                    May 6, 1998
-----------------------
  (Robert E. Smittcamp)

/s/ ANNE M. TATLOCK                Director                                                    May 6, 1998
-------------------
  (Anne M. Tatlock)


     Signature                                  Title                                            Date
     ---------                                  -----                                            ----
                                   Director                                                    May  , 1998
-------------------
  (Michael J. Poulos)

                               INDEX TO EXHIBITS

Exhibit
Number                                              Description
------                                              -----------

 4.1 Restated Articles of Incorporation of the Registrant (including Statement of Resolution Establishing Series of Shares of Series A Junior Participating Preferred Stock) (incorporated by reference to Exhibit 4.1 to Registration Statement No. 33-33115 filed by the Registrant).

*4.2 Articles of Amendment to the Restated Articles of Incorporation of the Registrant.

 4.3 Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3 to Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997).

 4.4 Statement of Resolution Establishing Series of Shares of Series A Cumulative Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(b) to Registration Statement No. 333-00513 filed by the Registrant).

 4.5 Form of Statement of Resolutions Establishing Series of Shares of 7% Convertible Preferred Stock of the Registrant (incorporated by reference to Exhibit 4(d) to Registration Statement No. 333-00513 filed by the Registrant).

 4.6 Specimen Stock Certificate for the Registrant's Common Stock (incorporated by reference to Exhibit 4 to Form 8-B filed by the Registrant on June 26, 1980).

 4.7 Junior Subordinated Indenture, dated as of May 15, 1995, between the Registrant and Chemical Bank, as Trustee, relating to the Registrant's 6% Series A Convertible Junior Subordinated Debentures (incorporated by reference to Exhibit 4(g) to Registration Statement No. 333-00513 filed by the Registrant).

 4.8 Rights Agreement dated as of July 27, 1989, as amended by the First Amendment thereto dated as of October 26, 1992, by and between the Registrant and First Chicago Trust Company of New York, as Rights Agent (incorporated by reference to Exhibit 4 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, and to Exhibit 19 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1992, respectively).

 4.9 Terms of the 6% Convertible Monthly Income Preferred Securities, Series A, of American General Delaware, L.L.C. (incorporated by reference to
        Exhibit 4(i) to Registration Statement No. 333-00513 filed by the Registrant).

 4.10 Guarantee of the Registrant with respect to the 6% Convertible Monthly Income Preferred Securities, Series A, of American General Delaware, L.L.C. (incorporated by reference to Exhibit 4(j) to Registration Statement No. 333-00513 filed by the Registrant).

 4.11 Resolutions Establishing the Registrant's 6% Series A Convertible Junior Subordinated Debentures (incorporated by reference to Exhibit 4(k) to Registration Statement No. 333-00513 filed by the Registrant).

*5      Opinion of Susan A. Jacobs, Deputy General Counsel of the Registrant.

*23.1 Consent of Susan A. Jacobs, Deputy General Counsel of American General (contained in opinion in Exhibit 5).

*23.2   Consent of Ernst & Young L.L.P., Independent Auditors.

*24 Powers of Attorney (included on the signature page of this registration statement).

-----------
* Filed Herewith